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                                                                  EXHIBIT 10.2
                        AMERICAN FINANCE GROUP, INC.

               DIRECTORS' 1998 NONQUALIFIED STOCK OPTION PLAN
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  1.  Purpose
      -------

  The purpose of this Directors' 1998 Nonqualified Stock Option Plan (the "Plan") is to motivate and reward those directors of American Finance Group, Inc. (the "Company") who are not employees of the Company or any subsidiary (as defined below) of the Company eligible for participation in the American Finance Group, Inc. 1998 Management Stock Compensation Plan (the "Management Plan"), by granting each such director options to purchase shares of the Company's common stock, par value $.01 per share ("Common Shares"). For purposes of this Plan, the term "subsidiary" shall, with respect to the Company, have the meaning ascribed to the term "subsidiary corporation" under Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").

  2.  Effective Date
      --------------

  This Plan was adopted by the Company's Board of Directors (the "Board") and was approved by the Company's sole shareholder, PLM International, Inc. ("PLM"), on ____________, 1998.

  3.  Shares Subject to Plan
      ----------------------

  Subject to the other provisions of this Plan, the total number of Common Shares with respect to which options may be granted under this Plan shall be 100,000, subject to adjustment in accordance with paragraph 12(b). Shares delivered to an optionee by the Company upon exercise of all or any portion of an option may be previously unissued shares or repurchased shares. All Common Shares issued upon the exercise of any option granted under this Plan, whatever their source, shall be counted against the 100,000-share limit, provided, however, that shares subject to options that lapse, expire or otherwise terminate, or shares that are surrendered pursuant to the terms of this Plan shall be available for reissue under the Plan.

  4.  Administration
      --------------

      (a) Board to Administer.  This Plan shall be administered by the Board.
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      (b)  Voting.  A majority of the Board shall constitute a quorum for the
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purposes of this Plan. Provided a quorum is present, the Board may take action by consent of a majority of its members present at a meeting. Meetings may be held telephonically as long as all parties are able to hear one another, and a member of the Board shall be "present" for purposes of the preceding sentence if he or she is in simultaneous communication by telephone with the other members, provided, again, that all parties are able to hear one another.

      (c)  Tasks of Board in Administering Plan.  The Board shall have full and
           ------------------------------------
final authority, in its sole discretion, subject to the express provisions of this Plan, to: (i) authorize any person to execute on behalf

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of the Company an agreement evidencing the grant of an option; (ii) interpret the Plan and any option; and (iii) make all other determinations deemed by the Board necessary or advisable for the administration of the Plan. The Board may also make whatever rules and regulations it deems useful to administer the Plan. Any decision or action of the Board in connection with the Plan or any options granted, or shares purchased, under the Plan, shall be final and binding.

      (d)  Reports.  Unless otherwise decided by the Board, the Board shall
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cause written summaries of stock option grants under this Plan to be maintained as follows: (i) all grants shall be summarized into a single schedule; (ii) annually within 60 days of the end of the calendar year, all outstanding options shall be summarized in a single schedule; and (iii) at any additional time, within the Board's discretion, all stock option grants and exercises shall be summarized.

      (e)  Delegation.  The Board may delegate nondiscretionary administrative
           -----------
duties to such employees of the Company as it deems proper.

  5.  Eligibility
      -----------

      (a)  Only Non-employee Directors May Receive Options.  Stock options
           ------------------------------------------------
shall be granted under this Plan only to persons who at the time of grant are directors of the Company but not employees of the Company or of any subsidiary of the Company.

      (b)  All Non-Employee Directors to Receive Options on a Non-discretionary
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Basis.  Each of the Company's directors who is eligible under paragraph 5(a)
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above to participate in this Plan shall be granted upon the consummation of the
IPO an option under this Plan to purchase 10,000 Common Shares. In addition, each such director shall be granted on each of February 1, 1999 and February 1, 2000 an option under this Plan to purchase 5,000 Common Shares. If on the grant date the number of Common Shares available for grant under this Plan is insufficient to provide each eligible director an option to purchase the number of Common Shares set forth above, options shall be granted pro rata to each eligible director to the extent Common Shares are available under the Plan.

  6.  Grant of Options and Limitations
      --------------------------------

      (a)  General Rules.  As soon as practical after the date of the grant of
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each option, the optionee and the Company shall enter into a written agreement
(the "Option Agreement") that shall specify the date of the grant, the number of Common Shares covered by the option, the option price, and the other terms and conditions of the option grant.

     (b)  Non-qualified Stock Options.  All of the options granted under this
          ----------------------------
Plan shall be options not qualifying for the benefits, and not subject to the requirements, of "incentive stock options" within the meaning of Section 422 of the Code.

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  7.  Terms and Conditions of Option.
      -------------------------------

      Options granted under this Plan shall be subject to the following terms and conditions, and to any other terms and conditions, not inconsistent with this Plan, that the Board imposes when the option is granted:

      (a) Time of Exercise.  Options shall be exercisable as follows:
          -----------------

  If the optionee continues
  to be a director of the
  Company or of a parent or
  subsidiary of the Company              With respect to each
  on such date, the option               grant of shares as
  shall become exercisable on            shown below
  ------------------------------------------------------------

  first anniversary of grant date        1/3 of shares granted

  second anniversary of grant date       1/3 of shares granted

  third anniversary of grant date        1/3 of shares granted

      (b)  Price. With respect to options granted under this Plan as of the
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consummation of the IPO, the price to be paid by the option holder for Common
Shares issued pursuant to such option shall be the offering price of the Common Shares in such IPO, which price shall be specified in the Option Agreement. With respect to any other option granted under this Plan, the price to be paid by the option holder for Common Shares issued pursuant to such option shall be equal to the average of the high and low prices, as reported in the Wall Street Journal, of such shares on NASDAQ or such other national
       -------------------
stock exchange on which the Common Shares are traded on the day immediately preceding the date as of which such option is granted, which price shall be specified in the Option Agreement.

      (c)  Option Term.  The term of any option granted under the Plan shall
           ------------
be from the date of grant through a date no later than the tenth anniversary of the grant date (such date, the "Expiration Date").

      (d)  Method of Exercise.  Options may be exercised, in whole or in part,
           -------------------
from time to time, by written notice from the optionee to the Company stating the number of Common Shares being purchased and accompanied by payment in full of the exercise price for such shares. Payment may be in cash, by check, or by delivery to the Company of Common Shares previously owned by such optionee (duly endorsed in favor of the Company or accompanied by a duly endorsed stock power), or by a combination of the above. (Any Common Share used by the optionee to exercise an option shall be valued at fair market value as of the date of exercise of the option.)

      (e)  Nontransferability of Options.  An option granted under this Plan
           ------------------------------
shall not be transferable other than (i) by will or by the laws of descent and distribution or (ii) by gratuitous transfer to any of

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optionee's immediate family members or a trust established for the benefit of such family member, and an option may be exercised, during the lifetime of the holder of the option, only by such holder. An option may not be assigned, transferred (except as provided in the preceding sentence), pledged, or hypothecated in any way (whether by operation of law or otherwise), and will not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of any option contrary to the provisions of this Plan, and any levy of any attachment or similar process upon an option, will be null and void, and otherwise without effect, and the Board may, in its sole discretion, upon the happening of any such event, terminate such option forthwith.

      (f)  Optionee Not a Stockholder Until Issuance of Shares.  An optionee
           ----------------------------------------------------
shall not have any of the rights of a stockholder with respect to the Common Shares covered by his or her option until such option (or any portion thereof) shall have been exercised and such shares shall have been issued to him or her (as evidenced by the appropriate entry on the books of a duly authorized transfer agent of the Company) pursuant to such exercise.

      (g)  Exercise After Ceasing to be a Director.  If an optionee ceases to
           ---------------------------------------
be a director of the Company for any reason other than death, options held by the optionee at the effective date of such cessation of service may, be exercised, in whole or in part, within six months (12 months if the optionee ceases to be a director of the Company due to the optionee's permanent and total disability) after the effective date of such cessation of service; provided, however, that in no case may an option be exercised after its Expiration Date, if that occurs first. An optionee shall be considered permanently and totally disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expect to result in death, or that has lasted or can be expected to last for a continuous period of not less than 12 months, but in either case only as evidenced by the optionee's receipt of disability under Social Security.

      (h)  Exercise Following Death.  If an optionee dies while a director of
           ------------------------
the Company or of a parent or subsidiary of the Company, or within the period that the option remains exercisable after ceasing to be a director, any option held by the optionee at the date of his or her death, to the extent then exercisable, may be exercised in whole or in part by the holder of such option (whether such option was transferred prior to the director's death or by will or the laws of descent or distribution), at any time prior to their Expiration Date or, if earlier, within one year after the death of the optionee.

  8.  Compliance with Securities Laws
      -------------------------------

      The Company shall not be obligated to offer or sell any Common Shares upon exercise of an option unless the such shares are at that time effectively registered or exempt from registration under the federal securities laws and the offer and sale of the shares are otherwise in compliance with all applicable securities laws, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the General Rules and Regulations promulgated thereunder. The offer or sale of Common Shares upon exercise of an option shall further be subject to approval by the Company's counsel with respect to such compliance. The Company shall have no obligation to register under the federal securities laws any Common Shares acquired upon exercise of any option granted under this Plan, or to take any other steps

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necessary to enable such shares to be offered and sold under federal or other securities laws. Prior to the transfer by the Company of any Common Shares upon the exercise of all or any portion of an option, an optionee may be required to furnish representations or undertakings deemed appropriate by the Board to enable the offer and sale of such shares, or subsequent transfers of any interest in such shares, to comply with applicable securities laws. Stock certificates evidencing Common Shares acquired upon exercise of options granted under this Plan shall bear any legend required by, or useful for compliance with, applicable securities laws, this Plan, or the Option Agreement.

  9.  Restrictions on Shares
      ----------------------

      (a)  Financial Covenants.  The Company may be precluded from paying
           -------------------
dividends on shares issued with respect to the exercise of any option granted under this Plan by the terms of financial covenants with any person that has purchased preferred equity or debt securities of, or loaned money to, the Company or any parent or subsidiary of the Company.

      (b)  Legending Share Certificates.  In order to enforce the restrictions
           ----------------------------
which may be imposed upon Common Shares acquired hereunder, the Board may cause a legend or legends to be placed on any certificates representing Common Shares issued upon the exercise of an option granted under this Plan, which legend may also include such references to the restriction against sale of the shares for any period of time as may be determined by the Board to be necessary or desirable. If any such restriction ceases to apply to Common Shares represented by such certificate, the owner of such shares may require the Company to cause the issuance of a new certificate not bearing the legend.

      (c)  Additional Restrictions.  Additionally, the Board may impose
           -----------------------
restrictions under the Securities Act of 1933, as amended, under the requirements of any stock exchange upon which the Common Shares or shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares.

  10. Use of Proceeds
      ---------------

      Proceeds realized pursuant to the exercise of options granted under this Plan shall constitute general funds of the Company.

  11. Change in Control.
      -----------------

      Upon the occurrence of a Change in Control (as defined below), the Board may in its absolute discretion do any one or more of the following: (i) shorten the period during which options are exercisable (provided they remain exercisable, to the extent otherwise exercisable, for at least 10 days after the date the notice of such modification is given to the optionees); (ii) accelerate any vesting schedule to which an option is subject, or cause to lapse any restrictions applicable to Common Shares acquired pursuant to the exercise of an option; (iii) arrange for the grant of replacement options with appropriate adjustments in the number and kind of securities and option prices; or (iv) cancel outstanding options, for which each such optionee shall be entitled to receive in consideration of such cancellation an amount in cash that, in the absolute discretion of the Board, is determined

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to be equivalent to the fair market value (at the time of the Change in
Control) of such option. In considering the advisability, or the terms and conditions, of any action it may take in connection with a Change in Control, the Board shall take into account the penalties that may result directly or indirectly from such action to either the Company or the optionee, or both, under Section 280G of the Code, and may decide to limit such action to the extent necessary to avoid or mitigate such penalties or their effects.


        A "Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:


        (a) any Person (other than PLM) becomes the Beneficial Owner of securities of the Company representing 35% or more of the combined voting power of the Company's then outstanding securities, unless at any time during which such Person Beneficially Owns 35% or more of such combined voting power of the Company's then outstanding securities, PLM Beneficially owns a percentage of the combined voting power of the Company's then outstanding securities that is greater than the percentage Beneficially Owned by such Person;

        (b) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 40% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger of consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person increases its Beneficial Ownership, directly or indirectly, of securities of the Company by more than 15% of the combined voting power of the Company's then outstanding securities;

        (c) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 40% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale; or

        (d) a change in the Board, which change is the result of a proxy solicitation or other action to influence voting at a stockholders' meeting of the Company (other than by voting one's own stock) by a Person or group of Persons which causes the Continuing Directors to cease to be a majority of the Board; provided, however, that none of the foregoing events shall be deemed to be a Change in Control if the event or election causing such change shall have been approved

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     specifically for purposes of this Agreement by the affirmative vote of at least a majority of the members of the Continuing Directors.


  12. Changes in Capital Structure
      ----------------------------

      (a)  No Impediment to Corporate Transactions.  The fact that Common
           ---------------------------------------
Shares are subject to options granted under this Plan shall not affect the Company's right to effect adjustments, recapitalizations, reorganizations, or other changes in its or any other corporation's capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Shares, the dissolution or liquidation of the Company's or any other corporation's assets or business, or any other corporate act, whether similar to the events described above or otherwise.

      (b)  Adjustments.  Subject to Paragraph 11, which shall, when applicable,
           -----------
take precedence over this Paragraph 12(b), if the outstanding Common Shares are increased or decreased in number, or changed into, or exchanged for, a different number or kind of securities of the Company or any other corporation by reason of a recapitalization, reclassification, stock split, combination of shares, stock dividend or other event, the number and kind of securities that may be issued pursuant to outstanding or future options granted under this Plan and/or the option price at which outstanding options may be exercised, shall be adjusted by the Board if and to the extent the Board determines in its sole discretion that such an adjustment is necessary or desirable.

  13.  No Representations
       ------------------

       Neither the Company nor the Board shall at any time make, and at no time shall be deemed to have made, any representations to any optionee or beneficiary thereof concerning the specific legal or tax effects surrounding the grant or exercise of options to such optionee or beneficiary thereof, it being a condition of each such individual's right to exercise any option that said individual shall be subject to all applicable federal and state laws and regulations.

  14.  Amendment/Termination of Plan
       -----------------------------

      The Board may, without stockholder approval, alter, suspend or terminate this Plan at any time and from time to time; provided, however, that stockholder approval shall be required if and to the extent the Board determines that such approval is appropriate for purposes of satisfying applicable law, including but not limited to federal securities laws. The Board may amend or modify any outstanding option at any time and from time to time; provided, however, that no such amendment shall, without the prior written consent of the optionee, adversely affect the rights of such optionee under a then outstanding option granted under this Plan.

      This Plan shall automatically expire on the [tenth] anniversary of the date of its adoption, and no options may be granted under this Plan following such date. The Board may earlier terminate this Plan at any time for any reason. The expiration or other termination of this Plan shall not, without the prior written consent of the optionee, adversely affect the rights of any optionee under a then outstanding option granted under this Plan.

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  15. Interpretation; Severability.
      ----------------------------

      This Plan is designed and intended to comply with all applicable law, including but not limited to federal and state securities laws, and all provisions hereof shall be construed in a manner so to comply.

      If any provision of this Plan is or becomes illegal, invalid or unenforceable in any jurisdiction or as to any optionee or option, such provision shall be construed or deemed amended to conform to applicable law, or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan or option, such provision shall be stricken as to such jurisdiction, optionee or option and the other provisions of this Plan shall remain in full force and effect.

  16. Limitation on Right of Action
      -----------------------------

      Any and all rights of action by the Company or any stockholder or stockholders of the Company against any past, present, or future members of the Board, or against any past or present employee of the Company or any parent or subsidiary of the company, arising out of or in connection with the Plan, any Option Agreement or any act or omission related thereto, shall be limited to acts or omissions only that are the result of gross negligence or willful misconduct. Any such right of action shall terminate and forever be barred unless action is brought within one year of the time of the occurrence of the act or omission upon which liability is claimed.


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